UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2026

I-80 GOLD CORP.

(Exact name of registrant as specified in its charter)

British Columbia	001-41382	98-1591259
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 York Street, Suite 1802 Toronto, Ontario Canada M5H 3S5	5190 Neil Road, Suite 460 Reno, Nevada USA 89502

(Address of principal executive offices)

Registrant’s telephone number, including area code: (775) 525-6450

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	IAUX	NYSE American LLC
Warrants to Purchase Common Shares	IAUX.WS	NYSE American LLC
Common Shares	IAU	The Toronto Stock Exchange
Warrants to Purchase Common Shares	IAU.WT.U	The Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 23, 2026, the Company held its annual meeting (the “Meeting”) of the shareholders of the Company at the offices of Stikeman Elliott LLP at 199 Bay Street, Suite 5300, Commerce Court West, Toronto, Ontario, M5L 1B9, Canada. At the Meeting, the shareholders approved each of the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 29, 2026:

Proposal 1:

The Company’s shareholders approved the setting of the number of directors of the Company at nine. The results of the vote were as follows:

Vote Type	Number of Votes
For	502,886,583
Against	1,815,375
Abstain	4,930,060
Broker Non-Votes	3

Proposal 2:

Each of the nominees set forth in the Company’s Definitive Proxy Statement were elected as directors to serve until the next annual meeting of shareholders, or until their respective successors are elected or appointed. The following table sets forth the vote of the shareholders at the Meeting with respect to the election of directors:

Director	Vote Type	Number of Votes
John Begeman	For	388,875,987
	Withheld	4,886,049
	Broker Non-Votes	115,869,985
Ronald Butler Jr.	For	392,569,235
	Withheld	1,192,802
	Broker Non-Votes	115,869,984
Ron Clayton	For	389,949,107
	Withheld	3,812,928
	Broker Non-Votes	115,869,986
Arthur Einav	For	374,761,634
	Withheld	19,000,401
	Broker Non-Votes	115,869,986
Stephen Gottesfeld	For	392,773,748
	Withheld	988,289
	Broker Non-Votes	115,869,984
Michael Jalonen	For	392,748,411
	Withheld	1,013,626
	Broker Non-Votes	115,869,984
Cassandra Joseph	For	376,222,833
	Withheld	17,539,204
	Broker Non-Votes	115,869,984
Steven Yopps	For	392,865,627
	Withheld	896,410
	Broker Non-Votes	115,869,984
Richard Young	For	392,810,879
	Withheld	951,157
	Broker Non-Votes	115,869,985

Proposal 3:

The Company’s shareholders approved the appointment of Grant Thornton LLP (USA) as auditors of the Company to hold office until the close of the next annual meeting of shareholders of the Company at such remuneration as may be fixed by the directors of the Company. The results of the vote were as follows:

Vote Type	Number of Votes
For	508,538,901
Withheld	1,093,117
Broker Non-Votes	3

Item 7.01	Regulation FD Disclosure

On June 23, 2026, the Company issued a press release announcing the election of directors and voting results from the Meeting. The press release is attached hereto as Exhibit 99.1.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

On June 23, 2026, the Company issued a press release announcing the voting results from the Meeting. The press release is attached hereto as Exhibit 99.1.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1922, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated June 23,2026, issued by i-80 Gold corp. relating to voting results from its annual meeting.

104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2025	i-80 GOLD CORP.

	By:	/s/ Ryan Snow
Ryan Snow
Chief Financial Officer